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                                    EXHIBIT 10.18

                             AMENDMENT TO PROMISSORY NOTE


    This Amendment, dated as of March 4, 1997, is by and among IntraNet Solutions, Inc., a Minnesota corporation (the "Maker") and RITA M. OLSON (the "Payee").

                                     RECITALS

    WHEREAS, the Maker executed that certain Promissory Note dated as of December 20, 1996, made payable by the Maker to the order of the Payee in the original face amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "Note"); and

    WHEREAS, the Maker and the Payee mutually agree to amend the Note in order to extend the maturity date thereof;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Maker and the Payee agree as follows:

    1.   The Note shall be due and payable in full on January 15, 1998.

    2. Except as specifically amended hereby, the Note shall remain in full force and effect in accordance with its terms.

    3. This Amendment shall not be construed as or be deemed to be a waiver by the Payee of existing defaults by the Borrower, whether known or undiscovered.

    4. Upon execution hereof, the Payee will permanently attach this Amendment to the Note, making it a part thereof.

                                            INTRANET SOLUTIONS, INC.


                                            By:  /s/ Jeffrey J. Sjobeck
                                                 -------------------------
                                            Its:  CFO
                                                 -------------------------




                                            /s/ Rita M. Olson
                                            -------------------------
                                            RITA M. OLSON